UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 30, 2005
HUMAN GENOME SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-022962	22-3178468
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14200 Shady Grove Road, Rockville, Maryland	20850-7464
(Address of principal executive offices)	(ZIP Code)
Registrant’s telephone number, including area code: (301) 309-8504

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     As previously reported on the Current Report on Form 8-K filed December 1, 2005, on December 1, 2005, Human Genome Sciences, Inc. (the “Company”) announced that Kathryn Fahlberg has resigned from its Board of Directors, effective November 30, 2005, to devote more time to her other business and personal interests. Also as previously reported on the Current Report on Form 8-K filed December 1, 2005, on December 1, 2005, the Company announced that it has appointed Tuan Ha-Ngoc to fill the vacancy on its Board of Directors created by Ms. Fahlberg’s resignation. Mr. Ha-Ngoc’s appointment to the Company’s Board of Directors is effective as of December 1, 2005. On December 7, 2005, the Company’s Board of Directors appointed Mr. Ha-Ngoc to serve on the Audit Committee of the Company’s Board of Directors.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.
99.1*	Press Release dated December 1, 2005.
* Incorporated herein by reference to the Company’s Current Report on Form 8-K filed December 1, 2005.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMAN GENOME SCIENCES, INC.

/s/ James H. Davis, Ph.D.
Name:	James H. Davis, Ph.D.
Title:	Executive Vice President, General Counsel and Secretary
Date: December 12, 2005

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1*	Press Release dated December 1, 2005.
* Incorporated herein by reference to the Company’s Current Report on Form 8-K filed December 1, 2005.